                                                                    EXHIBIT 99.1

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-D

                                   TERM SHEET

                              SUBJECT TO REVISION



PARTIES

THE TRUST

AmeriCredit Automobile Receivables Trust 1998-D is a Delaware business trust. The trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

SELLER

AFS Funding Corp. is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit Financial Services, Inc. AFS Funding Corp. will sell the auto loans to the issuing trust.

SERVICER

AmeriCredit Financial Services, Inc. is a Delaware corporation. AmeriCredit Financial Services, Inc. will service the auto loans held by the issuing trust.

THE INSURER

Financial Security Assurance Inc. is a New York financial guaranty insurance company. Financial Security Assurance Inc. will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as set forth in the section of the prospectus supplement titled "The Policy."

THE TRUSTEE

Bank One, N.A. is a national banking association. Bank One, N.A. will be the trust collateral agent, the indenture trustee and the backup servicer.

DATES

STATISTICAL CALCULATION DATE

 . October 16, 1998. This is the date used for preparing the statistical information used in this term sheet.

INITIAL CUTOFF DATE

 . October ___, 1998. The issuing trust will receive payments due on, or received with respect to, the auto loans after this date.

CLOSING DATE

 .  November ___, 1998.

DESCRIPTION OF THE SECURITIES

GENERAL

The issuing trust will issue five classes of its asset backed notes. The notes are designated as the "Class A-1 Notes-", the "Class A-2 Notes-", the "Class A-3 Notes-", the "Class A-4 Notes-" and the "Class A-5 Notes-".

Each class of notes will have the initial principal amount and interest rate set forth in the following table. The dates on which the final payment of principal and interest on each class of notes is scheduled to be made are also set forth in the following table.

CLASS     INITIAL NOTE    INTEREST             FINAL
-----      PRINCIPAL       RATE              SCHEDULED
           BALANCE(1)      ----            DISTRIBUTION
           ----------                          DATE
                                               ----

A-1         $ 95,000,000  ___%            November 1999
A-2         $160,000,000  LIBOR +         May 2002
                          ___%
A-3         $ 75,000,000  LIBOR +         January 2003
                          ___%
A-4         $ 95,000,000  LIBOR +         September 2005
                          ___%
A-5         $150,000,000  LIBOR +         September 2005
                          ___%

(1) Approximately.

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

 . _________, for the period from the day of the closing to the first distribution date; and

 . thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book-entry form only. The notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess thereof.

You may hold your notes through The Depository Trust Company in the United States or Cedel Bank, societe anonyme or in the Euroclear System in Europe.

Application will be made to list the notes on the Luxembourg Stock Exchange.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."


DISTRIBUTION DATES

 .  When AmeriCredit Financial Services, Inc. is the servicer:

   The distribution date will be the 5th day of each month, or, if such day is not a business day, on the next succeeding business day, commencing on December 5, 1998.

 .  If AmeriCredit Financial Services, Inc. is not the servicer:

   The distribution date will become the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 .  Insured distributions:

   Financial Security Assurance Inc. will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month, or if such twelfth day is not a business day, the next following business day.

 . The record date for all distribution dates is the close of business on the business day immediately preceding such distribution date.

INTEREST

Interest on the notes of each class will accrue at the applicable interest rate from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the notes will be calculated on an "actual/360" basis.

PRINCIPAL

 .  Calculation:

   Principal of the notes will be payable on each distribution date in an amount equal to (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus (2) the amount of excess interest collected on the auto loans during the prior calendar month after paying interest on the notes and other expenses, which is to be used to pay principal on the notes, if any, for the calendar month preceding such distribution date.

PRINCIPAL PAYMENTS ON PARTICULAR NOTES

 . The Class A-5 Notes will be a "wide-window" "pay-through class" of notes, which will receive principal payments on all distributions, and which will generally amortize as the auto loan pool amortizes. The Class A-5 Notes will comprise, initially, approximately 26.09% of the notes, and will be entitled to receive approximately 26.09% of the amount to be paid as principal to the noteholders on each distribution date.

 .  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class-4
   Notes will be "sequential pay" classes which collectively will receive approximately 73.91% of the amount to be paid as principal to the noteholders on each distribution date as follows:

   -      first, the Class A-1 Notes will be paid off;

   - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

   - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

   - once the Class-3 Notes are paid off, the Class-4 Notes will begin to amortize, until they are paid off.

  In addition, the outstanding principal amount of the notes of any class, to the extent not previously paid, will be payable on the respective final scheduled distribution date for such class (and, if not paid in full on such date, will be paid on the twelfth day of the month of such final scheduled distribution date).


THE TRUST ASSETS

GENERAL

The issuing trust's assets will include:

 . certain motor vehicle retail installment sale contracts, secured by new and used automobiles, light duty trucks and vans;

 .  certain monies received thereunder after October __, 1998;

 . an assignment of the security interests in the vehicles securing the auto loan pool;

 .  the related files;

 . all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the vehicles or the obligors;

 .  all rights to liquidation proceeds with respect to the auto loan pool;

 . an assignment of the rights of AFS Funding Corp. against dealers under agreements between AmeriCredit Financial Services, Inc. and such dealers;

 .  certain bank accounts;

 .  all proceeds of the foregoing; and

 .  certain rights under the principal transaction documents for this offering.

THE AUTO LOAN POOL

GENERAL

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit Financial Services, Inc. pursuant to its contract acquisition program. The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources.

STATISTICAL INFORMATION

The statistical information in this term sheet is based on the auto loans in the pool as of October 16, 1998. The statistical distribution of the characteristics of the auto loan pool as of October __, 1998 varies somewhat from the statistical distribution of such characteristics as of October 16, 1998 as presented herein, although such variance will not be material.

 .  As of October 16, 1998 the auto loans in the pool have:

   -  an aggregate principal balance of $388,284,840.60;

   -  a weighted average annual percentage rate of approximately 18.31%;

   -  a weighted average original maturity of approximately 58 months;

   -  a weighted average remaining maturity of approximately 57 months; and

   -  a remaining term of not more than 72 months and not less than 10 months
      (each).

 . As of the October __, 1998 the auto loans in the pool are expected to have an aggregate principal balance of approximately $450,000,000.

PRE-FUNDING FEATURE

Approximately $125,000,000 of the proceeds of the notes will be held by Bank One, N.A. in an account which is formed solely to hold this money, and used to purchase additional auto loans. The issuing trust will purchase from AFS Funding Corp. additional auto loans from time to time on or before January 31, 1999, from funds on deposit in this account.

The auto loans acquired by the issuing trust during the period between the day of the closing and January 31, 1999 will also have been originated by AmeriCredit Financial Services, Inc. The characteristics of the subsequently-acquired auto loans will not differ to any great extent from the auto loans acquired by the issuing trust on the day of the closing.

THE INSURANCE POLICY

On the day of the closing, Financial Security Assurance Inc. will issue a financial guaranty insurance policy for the benefit of the noteholders.
Pursuant to this policy, Financial Security Assurance Inc. will unconditionally and irrevocably guarantee the payments of interest and principal with respect to the notes required to be made during the term of such policy.

In the event that, on any distribution date, the noteholders did not receive the full amount of the payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related interest rate) is due and payable and will be funded on the twelfth day of such month either from an account which holds money for this purpose or from the proceeds of a drawing under the policy.

OPTIONAL REDEMPTION

The Class A-4 Notes and the Class A-5 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit Financial Services, Inc. exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original level. The redemption price is equal to the unpaid principal amount of the notes of each such class plus accrued and unpaid interest thereon.

MANDATORY REDEMPTION

IF PRE-FUNDING ACCOUNT IS NOT DEPLETED

Each class of notes will be redeemed in part in the event that any portion of the approximately $125,000,000 deposited in a segregated account with Bank One, N.A. remains on deposit in such account on January 31, 1999. The aggregate principal amount of each class of notes to be redeemed will be an amount equal to such class's pro rata share (based on the respective current principal amount of each class of notes) of the amount remaining in such account on January 31, 1999. However, if the amount to be redeemed is $100,000 or less, such amount will be applied to the "sequential pay" notes in accordance with their "sequential pay" feature, and not pro rata, to reduce the outstanding principal
                                  --- ----
balance of the class of notes then entitled to receive distributions of principal.

UPON EVENT OF DEFAULT

The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security Assurance Inc. is not in default, the power to declare an event of default will be held by Financial Security Assurance Inc. In the case of such an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security Assurance Inc. does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security Assurance Inc. elects, in its sole discretion, to pay such amounts in whole or in part.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:

CLASS             RATING
-----     ------------------------
              S&P        MOODY'S
          ----------- ------------
A-1          A-1+         P-1
A-2          AAA          Aaa
A-3          AAA          Aaa
A-4          AAA          Aaa
A-5          AAA          Aaa

               COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE
                         STATISTICAL CALCULATION DATE

                                             NEW                         USED                      TOTAL
                                             ---                         ----                      -----
Aggregate Principal Balance(1)              $99,240,653.97              $289,044,186.63         $388,284,840.60

Number of Receivables                                6,388                       23,135                  29,523

Percent of Aggregate Principal                       25.56%                       74.44%                 100.00%
 Balance

Average Principal Balance                   $    15,535.48              $     12,493.81         $     13,151.94
 Range of Principal Balances        ($285.62 to $29,939.69)      ($325.80 to $29,939.01)

Weighted Average APR(1)                              16.86%                       18.80%                  18.31%
 Range of APRs                             (9.77% to 25.00%)            (9.50% to 29.00%)

Weighted Average Remaining Term                  60 months                    56 months               57 months
 Range of Remaining Terms                 (24 to 72 months)            (10 to 72 months)

Weighted Average Original Term                   60 months                    57 months               58 months
 Range of Original Terms                  (24 to 72 months)            (12 to 72 months)

-------------------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

           DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE
                         STATISTICAL CALCULATION DATE

                           AGGREGATE PRINCIPAL     % OF AGGREGATE           NUMBER OF        % OF TOTAL NUMBER OF
    APR RANGE                   BALANCE(1)      PRINCIPAL BALANCE(2)       RECEIVABLES          RECEIVABLES(2)
    ---------                   ----------      --------------------       -----------          --------------
9.000 to 9.999%              $  2,461,642.34           0.63%                   141                  0.48%
10.000 to 10.999                1,811,016.24           0.47%                   100                  0.34%
11.000 to 11.999                4,120,471.92           1.06%                   237                  0.80%
12.000 to 12.999               16,098,020.49           4.15%                   952                  3.22%
13.000 to 13.999               13,478,277.00           3.47%                   810                  2.74%
14.000 to 14.999               13,977,569.26           3.60%                   865                  2.93%
15.000 to 15.999               25,499,210.90           6.57%                 1,629                  5.52%
16.000 to 16.999               24,327,567.17           6.27%                 1,625                  5.50%
17.000 to 17.999               44,396,194.48          11.43%                 3,114                 10.55%
18.000 to 18.999               81,121,573.40          20.89%                 6,114                 20.71%
19.000 to 19.999               37,874,808.87           9.75%                 2,883                  9.77%
20.000 to 20.999               40,048,877.73          10.31%                 3,250                 11.01%
21.000 to 21.999               50,079,104.83          12.90%                 4,526                 15.33%
22.000 to 22.999               15,790,056.84           4.07%                 1,474                  4.99%
23.000 to 23.999               14,249,146.31           3.67%                 1,491                  5.05%
24.000 to 24.999                2,109,716.94           0.54%                   207                  0.70%
25.000 to 25.999                  594,778.19           0.15%                    72                  0.24%
26.000 to 26.999                   90,268.21           0.02%                    12                  0.04%
27.000 to 27.999                   80,371.40           0.02%                    10                  0.03%
28.000 to 28.999                   25,402.35           0.01%                     3                  0.01%
29.000 to 29.999                   50,765.73           0.01%                     8                  0.03%
                             ---------------         ------                 ------                ------
TOTAL                        $388,284,840.60         100.00%                29,523                100.00%
                             ===============         ======                 ======                ======

----------------------------
(1) Aggregate Principal Balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.

         DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION
               OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

  STATE               AGGREGATE PRINCIPAL        % OF AGGREGATE       NUMBER OF RECEIVABLES    % OF TOTAL NUMBER OF
  -----                    BALANCE(1)         PRINCIPAL BALANCE(2)    ---------------------       RECEIVABLES(2)
                           ----------         --------------------                                --------------
Alabama                 $  5,289,565.73               1.36%                     388                    1.31%
Arizona                   14,096,878.12               3.63%                   1,107                    3.75%
California                55,155,688.40              14.20%                   3,978                   13.47%
Colorado                   4,822,725.34               1.24%                     410                    1.39%
Connecticut                3,531,752.44               0.91%                     280                    0.95%
Delaware                   1,832,621.01               0.47%                     139                    0.47%
Florida                   30,799,169.60               7.93%                   2,300                    7.79%
Georgia                   14,017,960.85               3.61%                     973                    3.30%
Illinois                  17,292,197.17               4.45%                   1,308                    4.43%
Indiana                    3,965,730.08               1.02%                     319                    1.08%
Kansas                     3,970,835.89               1.02%                     302                    1.02%
Kentucky                   6,044,389.27               1.56%                     478                    1.62%
Louisiana                  3,074,180.44               0.79%                     221                    0.75%
Maryland                   7,547,670.45               1.94%                     535                    1.81%
Massachusetts              6,040,191.70               1.56%                     530                    1.80%
Michigan                  11,341,637.51               2.92%                     884                    2.99%
Minnesota                  5,960,960.37               1.54%                     487                    1.65%
Mississippi                2,054,093.44               0.53%                     145                    0.49%
Missouri                   6,308,951.79               1.62%                     511                    1.73%
Nevada                     6,626,198.29               1.71%                     492                    1.67%
New Jersey                14,089,854.35               3.63%                   1,091                    3.70%
New Mexico                 1,644,995.22               0.42%                     122                    0.41%
New York                  19,513,039.44               5.03%                   1,480                    5.01%
North Carolina            11,145,960.88               2.87%                     829                    2.81%
Ohio                      17,391,316.22               4.48%                   1,376                    4.66%
Oklahoma                   4,676,555.47               1.20%                     386                    1.31%
Oregon                     3,323,105.21               0.86%                     261                    0.88%
Pennsylvania              18,194,255.49               4.69%                   1,437                    4.87%
South Carolina             4,623,439.71               1.19%                     339                    1.15%
Tennessee                  8,227,850.49               2.12%                     596                    2.02%
Texas                     35,119,360.89               9.04%                   2,664                    9.02%
Utah                       2,416,029.69               0.62%                     198                    0.67%
Virginia                  15,642,702.93               4.03%                   1,146                    3.88%
Washington                 8,897,895.89               2.29%                     695                    2.35%
West Virginia              2,141,869.48               0.55%                     161                    0.55%
Wisconsin                  2,942,874.02               0.76%                     240                    0.81%
Other(3)                   8,520,337.33               2.19%                     715                    2.42%
                        ---------------             ------                   ------                  ------
TOTAL                   $388,284,840.60             100.00%                  29,523                  100.00%
                        ===============             ======                   ======                  ======

----------------------
(1) Aggregate Principal Balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with Aggregate Principal Balances less than $1,500,000.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                PERCENTAGES(1)

                                           CLASS A-1 NOTES                                      CLASS A-2 NOTES
                              -------------------------------------------         -------------------------------------------
DISTRIBUTION DATE             0.0%         1.0%         1.7%         2.5%         0.0%         1.0%         1.7%         2.5%
-----------------             ----         ----         ----         ----         ----         ----         ----         ----
Initial                       100          100          100          100          100          100          100          100
12/5/98                        94           90           88           85          100          100          100          100
1/5/99                         85           77           71           65          100          100          100          100
2/5/99                         76           64           55           46          100          100          100          100
3/5/99                         67           51           40           26          100          100          100          100
4/5/99                         58           38           24            8          100          100          100          100
5/5/99                         49           25            9            0          100          100          100           93
6/5/99                         40           13            0            0          100          100           96           83
7/5/99                         31            0            0            0          100          100           87           72
8/5/99                         22            0            0            0          100           93           78           62
9/5/99                         13            0            0            0          100           85           70           52
10/5/99                         4            0            0            0          100           79           63           45
11/5/99                         0            0            0            0           99           75           57           37
12/5/99                         0            0            0            0           96           70           51           30
1/5/00                          0            0            0            0           93           65           45           23
2/5/00                          0            0            0            0           89           60           39           16
3/5/00                          0            0            0            0           86           55           34            9
4/5/00                          0            0            0            0           83           51           28            2
5/5/00                          0            0            0            0           79           46           22            0
6/5/00                          0            0            0            0           76           41           17            0
7/5/00                          0            0            0            0           72           37           11            0
8/5/00                          0            0            0            0           69           32            6            0
9/5/00                          0            0            0            0           65           27            1            0
10/5/00                         0            0            0            0           61           23            0            0
11/5/00                         0            0            0            0           58           18            0            0
12/5/00                         0            0            0            0           54           14            0            0
1/5/01                          0            0            0            0           50            9            0            0
2/5/01                          0            0            0            0           46            5            0            0
3/5/01                          0            0            0            0           42            1            0            0
4/5/01                          0            0            0            0           38            0            0            0
5/5/01                          0            0            0            0           34            0            0            0
6/5/01                          0            0            0            0           30            0            0            0
7/5/01                          0            0            0            0           26            0            0            0
8/5/01                          0            0            0            0           21            0            0            0
9/5/01                          0            0            0            0           17            0            0            0
10/5/01                         0            0            0            0           13            0            0            0
11/5/01                         0            0            0            0            8            0            0            0
12/5/01                         0            0            0            0            3            0            0            0
1/5/02                          0            0            0            0            0            0            0            0
2/5/02                          0            0            0            0            0            0            0            0
3/5/02                          0            0            0            0            0            0            0            0
4/5/02                          0            0            0            0            0            0            0            0
5/5/02                          0            0            0            0            0            0            0            0
6/5/02                          0            0            0            0            0            0            0            0
7/5/02                          0            0            0            0            0            0            0            0
8/5/02                          0            0            0            0            0            0            0            0
9/5/02                          0            0            0            0            0            0            0            0
10/5/02                         0            0            0            0            0            0            0            0
11/5/02                         0            0            0            0            0            0            0            0
12/5/02                         0            0            0            0            0            0            0            0
1/5/03                          0            0            0            0            0            0            0            0
2/5/03                          0            0            0            0            0            0            0            0
3/5/03                          0            0            0            0            0            0            0            0
4/5/03                          0            0            0            0            0            0            0            0
5/5/03                          0            0            0            0            0            0            0            0
Weighted Average                0.53         0.38         0.32         0.27         2.17         1.49         1.17         0.93
 Life in Years(2)

____________________________________
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                 PERCENTAGES(1)

                                 CLASS A-3 NOTES             CLASS A-4 NOTES
                            -------------------------   -------------------------
Distribution Date           0.0%   1.0%   1.7%   2.5%   0.0%   1.0%   1.7%   2.5%
-----------------           ----   ----   ----   ----   ----   ----   ----   ----
Initial                     100    100    100    100    100    100    100    100
12/5/98                     100    100    100    100    100    100    100    100
1/5/99                      100    100    100    100    100    100    100    100
2/5/99                      100    100    100    100    100    100    100    100
3/5/99                      100    100    100    100    100    100    100    100
4/5/99                      100    100    100    100    100    100    100    100
5/5/99                      100    100    100    100    100    100    100    100
6/5/99                      100    100    100    100    100    100    100    100
7/5/99                      100    100    100    100    100    100    100    100
8/5/99                      100    100    100    100    100    100    100    100
9/5/99                      100    100    100    100    100    100    100    100
10/5/99                     100    100    100    100    100    100    100    100
11/5/99                     100    100    100    100    100    100    100    100
12/5/99                     100    100    100    100    100    100    100    100
1/5/00                      100    100    100    100    100    100    100    100
2/5/00                      100    100    100    100    100    100    100    100
3/5/00                      100    100    100    100    100    100    100    100
4/5/00                      100    100    100    100    100    100    100    100
5/5/00                      100    100    100     90    100    100    100    100
6/5/00                      100    100    100     76    100    100    100    100
7/5/00                      100    100    100     62    100    100    100    100
8/5/00                      100    100    100     49    100    100    100    100
9/5/00                      100    100    100     36    100    100    100    100
10/5/00                     100    100     91     23    100    100    100    100
11/5/00                     100    100     80     11    100    100    100    100
12/5/00                     100    100     69      0    100    100    100     99
1/5/01                      100    100     59      0    100    100    100     90
2/5/01                      100    100     48      0    100    100    100     81
3/5/01                      100    100     38      0    100    100    100     73
4/5/01                      100     92     29      0    100    100    100     65
5/5/01                      100     83     19      0    100    100    100     57
6/5/01                      100     74     10      0    100    100    100     49
7/5/01                      100     64      1      0    100    100    100     42
8/5/01                      100     56      0      0    100    100     94     35
9/5/01                      100     47      0      0    100    100     87     29
10/5/01                     100     38      0      0    100    100     80     23
11/5/01                     100     29      0      0    100    100     74     17
12/5/01                     100     21      0      0    100    100     68     12
1/5/02                       98     12      0      0    100    100     62      7
2/5/02                       88      4      0      0    100    100     56      2
3/5/02                       77      0      0      0    100     97     51      1
4/5/02                       67      0      0      0    100     90     46      0
5/5/02                       57      0      0      0    100     84     41      0
6/5/02                       46      0      0      0    100     78     36      0
7/5/02                       35      0      0      0    100     71     31      0
8/5/02                       24      0      0      0    100     65     27      0
9/5/02                       13      0      0      0    100     59     23      0
10/5/02                       2      0      0      0    100     54     20      0
11/5/02                       0      0      0      0     92     48     16      0
12/5/02                       0      0      0      0     83     42     13      0
1/5/03                        0      0      0      0     74     37     11      0
2/5/03                        0      0      0      0     64     31      8      0
3/5/03                        0      0      0      0     55     26      6      0
4/5/03                        0      0      0      0     45     21      4      0
5/5/03                        0      0      0      0     35     16      3      0
6/5/03                        0      0      0      0     25     11      2      0
7/5/03                        0      0      0      0     15      7      1      0
8/5/03                        0      0      0      0      4      2      0      0
9/5/03                        0      0      0      0      2      1      0      0
10/5/03                       0      0      0      0      0      0      0      0
Weighted Average              3.59   2.85   2.28   1.79   4.41   4.03   3.46   2.65
Life in  Years(2)

____________________________________
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                 PERCENTAGES(1)


                                                    CLASS A-5 NOTES
              -----------------       -------------------------------------------
              Distribution Date       0.0%         1.0%         1.7%         2.5%
              -----------------       ----         ----         ----         ----
              Initial                 100          100          100          100
              12/5/98                  99           98           97           97
              1/5/99                   97           95           94           92
              2/5/99                   95           92           90           88
              3/5/99                   93           89           86           84
              4/5/99                   91           86           83           79
              5/5/99                   89           83           80           75
              6/5/99                   87           81           76           71
              7/5/99                   85           78           73           67
              8/5/99                   83           75           69           63
              9/5/99                   81           72           66           60
              10/5/99                  78           70           64           57
              11/5/99                  76           68           62           54
              12/5/99                  76           66           59           51
              1/5/00                   75           64           57           49
              2/5/00                   74           63           55           46
              3/5/00                   72           61           53           43
              4/5/00                   71           59           51           41
              5/5/00                   70           57           48           38
              6/5/00                   69           56           46           36
              7/5/00                   67           54           44           33
              8/5/00                   66           52           42           31
              9/5/00                   64           50           40           29
              10/5/00                  63           49           38           26
              11/5/00                  62           47           36           24
              12/5/00                  60           45           35           22
              1/5/01                   59           44           33           20
              2/5/01                   57           42           31           18
              3/5/01                   56           40           29           16
              4/5/01                   54           39           27           14
              5/5/01                   53           37           26           13
              6/5/01                   51           35           24           11
              7/5/01                   50           34           22            9
              8/5/01                   48           32           21            8
              9/5/01                   46           31           19            6
              10/5/01                  45           29           18            5
              11/5/01                  43           28           17            4
              12/5/01                  41           26           15            3
              1/5/02                   40           25           14            1
              2/5/02                   38           23           13            0
              3/5/02                   36           22           11            0
              4/5/02                   34           20           10            0
              5/5/02                   32           19            9            0
              6/5/02                   30           17            8            0
              7/5/02                   29           16            7            0
              8/5/02                   27           15            6            0
              9/5/02                   25           13            5            0
              10/5/02                  23           12            4            0
              11/5/02                  21           11            4            0
              12/5/02                  19            9            3            0
              1/5/03                   17            8            2            0
              2/5/03                   14            7            2            0
              3/5/03                   12            6            1            0
              4/5/03                   10            5            1            0
              5/5/03                    8            4            1            0
              6/5/03                    6            3            0            0
              7/5/03                    3            1            0            0
              8/5/03                    1            0            0            0
              9/5/03                    1            0            0            0
              10/5/03                   0            0            0            0
              11/5/03                   0            0            0            0
              Weighted Average          2.55         2.05         1.69         1.32
              Life in Years(2)

____________________________________
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the note.